Exhibit 99.1

September 27, 2022
FOR IMMEDIATE RELEASE

BlackBerry Reports Second Quarter Fiscal Year 2023 Results
Delivers strong year-over-year revenue growth for IoT business unit and double-digit sequential billings growth for Cybersecurity business unit

Second Quarter Fiscal 2023:
•Total company revenue of $168 million.
•IoT revenue of $51 million.
•Cybersecurity revenue of $111 million.
•Licensing & Other revenue of $6 million.
•Non-GAAP basic loss per share of $0.05, GAAP basic loss per share of $0.09.

Waterloo, Ontario - BlackBerry Limited (NYSE: BB; TSX: BB) today reported financial results for the three months ended August 31, 2022 (all figures in U.S. dollars and U.S. GAAP, except where otherwise indicated).

“This was a solid second quarter for BlackBerry, where we delivered both revenue in line with, and EPS ahead of, expectations,” said John Chen, Executive Chairman & CEO, BlackBerry. “Our IoT business continues to gain market share, and design-phase revenue remained at near-record levels. A major design win in the quarter was with Volkswagen, who chose QNX for their new VW.OS, to be deployed across all Volkswagen group brands. IVY remains firmly on track, with the latest product release in August, proof of concept trials progressing well and the IVY fund continuing to invest in exciting ecosystem partners. In our Cybersecurity business we delivered double-digit sequential billings growth, including securing significant business in both government and financial services, as well as in the middle market. We’re executing on our plan and we’re seeing the decisions made in recent quarters starting to pay off, with Cybersecurity ARR expected to resume growth early next fiscal year.”

Second Quarter Fiscal 2023 Financial Highlights
•Total company revenue was $168 million.
•Total company non-GAAP gross margin was 64% and GAAP gross margin was 63%.
•IoT revenue was $51 million, a 28% increase year-over-year, with gross margin of 82%.
•Cybersecurity revenue was $111 million, an 8% decrease year-over-year, with gross margin of 55% and ARR of $321 million.
•Cybersecurity billings increased 15% sequentially to $102 million and grew 6% year-over-year in the first half of the fiscal year.
•Software and Services revenue in total was $162 million.
•Licensing and Other revenue was $6 million, with gross margin of 67%.

•Non-GAAP operating loss was $22 million. GAAP operating loss was $47 million.
•Total cash, cash equivalents, short-term and long-term investments were $699 million.
•Net cash used by operating activities was $23 million.

Business Highlights & Strategic Announcements
•Volkswagen Group’s software powerhouse, Cariad, selects BlackBerry QNX for its VW.OS, part of a unified software platform to be deployed in all Volkswagen Group brands
•PATEO, a leading Chinese Tier 1, selects BlackBerry QNX for its intelligent cockpit, Pateo Connect+, to be mass produced in more than ten individual models across five automakers
•NETA Auto (Hozon’s EV brand) selects BlackBerry QNX for the digital cockpit and ADAS sockets in the NETA S, next generation EV Sedan aimed at the Chinese market
•MotorTrend and BlackBerry announce inaugural Software-Defined Vehicle Innovator Awards to celebrate innovators and pioneers leading the auto industry’s transformation to software
•BlackBerry QNX extends support for the Aerospace & Defense market by achieving conformance with the global open standard “Future Airborne Capability Environment” (FACE) certification
•BlackBerry and L-SPARK announce four smart mobility start-ups for their BlackBerry IVY connected car accelerator program
•BlackBerry and LeapXpert collaborate to enable the BlackBerry® Dynamics™ platform to provide secure communications through leading messaging applications such as iMessage, WhatsApp and SMS
•University of California, Irvine and BlackBerry awarded grant funding from the National Science Foundation (NSF) Convergence Accelerator program to develop secure 5G infrastructure solutions
•Frost and Sullivan, a leading industry analyst, awards BlackBerry its 2022 Global Market Leadership Award for its Mobile Threat Defense (MTD) solution, CylancePROTECT Mobile™

Outlook
BlackBerry will discuss its fiscal year 2023 outlook in connection with the quarterly earnings announcement on its earnings conference call.

Use of Non-GAAP Financial Measures
The tables at the end of this press release include a reconciliation of the non-GAAP financial measures and non-GAAP financial ratios used by the company to comparable U.S. GAAP measures and an explanation of why the company uses them.

Conference Call and Webcast
A conference call and live webcast will be held today beginning at 5:30 p.m. ET, which can be accessed by dialing +1 (877) 400-4403 or by logging on at BlackBerry.com/Investors.
A replay of the conference call will also be available at approximately 8:30 p.m. ET by dialing +1 (800) 770-2030 and entering Conference ID #1566649 and at the link above.

About BlackBerry
BlackBerry (NYSE: BB; TSX: BB) provides intelligent security software and services to enterprises and governments around the world. The company secures more than 500M endpoints including more than 215M vehicles. Based in Waterloo, Ontario, the company leverages AI and machine learning to deliver innovative solutions in the areas of cybersecurity, safety and data privacy, and is a leader in the areas of endpoint security, endpoint management, encryption, and embedded systems. BlackBerry’s vision is clear - to secure a connected future you can trust.

BlackBerry. Intelligent Security. Everywhere.
For more information, visit BlackBerry.com and follow @BlackBerry.

Investor Contact:
BlackBerry Investor Relations
+1 (519) 888-7465
investorrelations@blackberry.com

Media Contact:
BlackBerry Media Relations
+1 (519) 597-7273
mediarelations@blackberry.com

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This news release contains forward-looking statements within the meaning of certain securities laws, including under the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws, including statements regarding BlackBerry’s plans, strategies and objectives including its expectations with respect to increasing and enhancing its product and service offerings.

The words “expect”, “anticipate”, “estimate”, “may”, “will”, “should”, “could”, “intend”, “believe”, “target”, “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are based on estimates and assumptions made by BlackBerry in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors that BlackBerry believes are appropriate in the circumstances, including but not limited to, BlackBerry’s expectations regarding its business, strategy, opportunities and prospects, the launch of new products and services, general economic conditions, competition, and BlackBerry’s expectations regarding its financial performance. Many factors could cause BlackBerry’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, risks related to the following factors: BlackBerry’s ability to enhance, develop, introduce or monetize products and services for the enterprise market in a timely manner with competitive pricing, features and performance; BlackBerry’s ability to maintain or expand its customer base for its software and services offerings to grow revenue or achieve sustained profitability; the intense competition faced by BlackBerry; the occurrence or perception of a breach of BlackBerry’s network cybersecurity measures, or an inappropriate disclosure of confidential or personal information; the failure or perceived failure of BlackBerry’s solutions to detect or prevent security vulnerabilities; BlackBerry’s continuing ability to attract new personnel, retain existing key personnel and manage its staffing effectively; litigation against BlackBerry; BlackBerry’s dependence on its relationships with resellers and channel partners; acquisitions, divestitures and other business initiatives; the impact of the COVID-19 pandemic; network disruptions or other business interruptions; BlackBerry’s ability to foster an ecosystem of third-party application developers; BlackBerry’s products and services being dependent upon interoperability with rapidly changing systems provided by third parties; BlackBerry’s ability to obtain rights to use third-party software and its use of open source software; failure to protect BlackBerry’s intellectual property and to earn expected revenues from intellectual property rights; BlackBerry being found to have infringed on the intellectual property rights of others; the substantial asset risk faced by BlackBerry, including the potential for charges related to its long-lived assets and goodwill; BlackBerry’s indebtedness; tax provision changes, the adoption of new tax legislation or exposure to additional tax liabilities; the use and management of user data and personal information; government regulations applicable to BlackBerry’s products and services, including products containing encryption capabilities; environmental, social and governance expectations and standards; the failure of BlackBerry’s suppliers, subcontractors, channel partners and representatives to use acceptable ethical business practices or comply with applicable laws; regulations regarding health and safety, hazardous materials usage and conflict minerals; foreign operations, including fluctuations in foreign currencies; adverse economic, geopolitical and environmental conditions; the fluctuation of BlackBerry’s quarterly revenue and operating results; the volatility of the market price of BlackBerry’s common shares; and rising inflation.

These risk factors and others relating to BlackBerry are discussed in greater detail in BlackBerry’s Annual Report on Form 10-K and the “Cautionary Note Regarding Forward-Looking Statements” section of BlackBerry’s MD&A (copies of which filings may be obtained at www.sedar.com or www.sec.gov). All of these factors should be considered carefully, and readers should not place undue reliance on BlackBerry’s forward-looking statements. Any statements that are forward-looking statements are intended to enable BlackBerry’s shareholders to view the anticipated performance and prospects of BlackBerry from management’s perspective at the time such statements are made, and they are subject to the risks that are inherent in all forward-looking statements, as described above, as well as difficulties in forecasting BlackBerry’s financial results and performance for future periods, particularly over longer periods, given changes in technology and BlackBerry’s business strategy, evolving industry standards, intense competition and short product life cycles that characterize the industries in which BlackBerry operates. Any forward-looking statements are made only as of today and the company has no intention and undertakes no obligation to update or revise any of them, except as required by law.

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BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions except share and per share amounts) (unaudited)

Consolidated Statements of Operations

	Three Months Ended			Six Months Ended
	August 31, 2022	May 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Revenue	$168	$168	$175	$336	$349
Cost of sales	62	64	63	126	123
Gross margin	106	104	112	210	226
Gross margin %	63.1%	61.9%	64.0%	62.5%	64.8%
Operating expenses
Research and development	54	53	58	107	115
Selling, marketing and administration	86	82	83	168	156
Amortization	25	27	45	52	91
Impairment of long-lived assets	4	—	—	4	—
Gain on sale of property, plant and equipment, net	(6)	—	—	(6)	—
Debentures fair value adjustment	(10)	(46)	67	(56)	63
Litigation settlement	—	165	—	165	—
	153	281	253	434	425
Operating loss	(47)	(177)	(141)	(224)	(199)
Investment loss, net	(2)	(1)	(1)	(3)	(3)
Loss before income taxes	(49)	(178)	(142)	(227)	(202)
Provision for income taxes	5	3	2	8	4
Net loss	$(54)	$(181)	$(144)	$(235)	$(206)
Loss per share
Basic	$(0.09)	$(0.31)	$(0.25)	$(0.41)	$(0.36)
Diluted	$(0.10)	$(0.35)	$(0.25)	$(0.45)	$(0.36)

Weighted-average number of common shares outstanding (000s)
Basic	577,314	576,877	568,082	577,097	567,724
Diluted	638,147	637,710	568,082	637,930	567,724
Total common shares outstanding (000s)	577,416	577,169	566,995	577,416	566,995

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions) (unaudited)

Consolidated Balance Sheets

	As at
	August 31, 2022	February 28, 2022
Assets
Current
Cash and cash equivalents	$431	$378
Short-term investments	212	334
Accounts receivable, net of allowance of $4 and $4, respectively	100	138
Other receivables	15	25
Income taxes receivable	9	9
Other current assets	173	159
	940	1,043
Restricted cash and cash equivalents	27	28
Long-term investments	29	30
Other long-term assets	8	9
Operating lease right-of-use assets, net	40	50
Property, plant and equipment, net	27	41
Goodwill	837	844
Intangible assets, net	473	522
	$2,381	$2,567
Liabilities
Current
Accounts payable	$20	$22
Accrued liabilities	300	157
Income taxes payable	17	11
Deferred revenue, current	179	207
	516	397
Deferred revenue, non-current	30	37
Operating lease liabilities	54	66
Other long-term liabilities	2	4
Long-term debentures	449	507
	1,051	1,011
Shareholders’ equity
Capital stock and additional paid-in capital	2,887	2,869
Deficit	(1,529)	(1,294)
Accumulated other comprehensive loss	(28)	(19)
	1,330	1,556
	$2,381	$2,567

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions) (unaudited)
Consolidated Statements of Cash Flows

	Six Months Ended
	August 31, 2022	August 31, 2021
Cash flows from operating activities
Net loss	$(235)	$(206)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization	57	97
Stock-based compensation	15	17
Impairment of long-lived assets	4	—
Gain on sale of property, plant and equipment, net	(6)	—
Debentures fair value adjustment	(56)	63
Operating leases	(9)	(8)
Other	3	(2)
Net changes in working capital items
Accounts receivable, net of allowance	38	61
Other receivables	10	2
Income taxes receivable	—	1
Other assets	(1)	4
Accounts payable	(2)	2
Accrued liabilities	145	(2)
Income taxes payable	6	3
Deferred revenue	(35)	(50)
Net cash used in operating activities	(66)	(18)
Cash flows from investing activities
Acquisition of long-term investments	(2)	(1)
Acquisition of property, plant and equipment	(4)	(4)
Proceeds on sale of property, plant and equipment	17	—
Acquisition of intangible assets	(16)	(14)
Acquisition of short-term investments	(273)	(429)
Proceeds on sale or maturity of restricted short-term investments	—	24
Proceeds on sale or maturity of short-term investments	395	537
Net cash provided by investing activities	117	113
Cash flows from financing activities
Issuance of common shares	3	5
Net cash provided by financing activities	3	5
Effect of foreign exchange loss on cash, cash equivalents, restricted cash, and restricted cash equivalents	(2)	—
Net increase in cash, cash equivalents, restricted cash, and restricted cash equivalents during the period	52	100
Cash, cash equivalents, restricted cash, and restricted cash equivalents, beginning of period	406	218
Cash, cash equivalents, restricted cash, and restricted cash equivalents, end of period	$458	$318

As at	August 31, 2022	February 28, 2022
Cash and cash equivalents	$431	$378
Restricted cash and cash equivalents	27	28
Short-term investments	212	334
Long-term investments	29	30
	$699	$770

Reconciliations of the Company’s Segment Results to the Consolidated Results
The following table shows information by operating segment for the three months ended August 31, 2022 and August 31, 2021. The Company reports segment information in accordance with U.S. GAAP Accounting Standards Codification Section 280 based on the “management” approach. The management approach designates the internal reporting used by the Chief Operating Decision Maker for making decisions and assessing performance of the Company’s reportable operating segments.

	For the Three Months Ended (in millions) (unaudited)
	Cybersecurity		IoT		Licensing and Other		Segment Totals
	August 31,		August 31,		August 31,		August 31,
	2022	2021	2022	2021	2022	2021	2022	2021
Segment revenue	$111	$120	$51	$40	$6	$15	$168	$175
Segment cost of sales	50	49	9	7	2	6	61	62
Segment gross margin	$61	$71	$42	$33	$4	$9	$107	$113
Segment gross margin %	55%	59%	82%	83%	67%	60%	64%	65%
The following table reconciles the Company’s segment results for the three months ended August 31, 2022 to consolidated U.S. GAAP results:

	For the Three Months Ended August 31, 2022
	(in millions) (unaudited)
	Cybersecurity	IoT	Licensing and Other	Segment Totals	Reconciling Items	Consolidated U.S. GAAP
Revenue	$111	$51	$6	$168	$—	$168
Cost of sales	50	9	2	61	1	62
Gross margin (1)	$61	$42	$4	$107	$(1)	$106
Operating expenses					153	153
Investment loss, net					2	2
Loss before income taxes						$(49)
______________________________
(1) See “Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures” for a reconciliation of selected U.S. GAAP-based measures to adjusted measures for the three months ended August 31, 2022.
The following table reconciles the Company’s segment results for the three months ended August 31, 2021 to consolidated U.S. GAAP results:

	For the Three Months Ended August 31, 2021
	(in millions) (unaudited)
	Cybersecurity	IoT	Licensing and Other	Segment Totals	Reconciling Items	Consolidated U.S. GAAP
Revenue	$120	$40	$15	$175	$—	$175
Cost of sales	49	7	6	62	1	63
Gross margin (1)	$71	$33	$9	$113	$(1)	$112
Operating expenses					253	253
Investment loss, net					1	1
Loss before income taxes						$(142)
______________________________
(1) See “Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures” for a reconciliation of selected U.S. GAAP-based measures to adjusted measures for the three months ended August 31, 2021.

Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures
In the Company’s internal reports, management evaluates the performance of the Company’s business on a non-GAAP basis by excluding the impact of certain items below from the Company’s U.S. GAAP financial results. The Company believes that these non-GAAP financial measures and non-GAAP ratios provide management, as well as readers of the Company’s financial statements with a consistent basis for comparison across accounting periods and is useful in helping management and readers understand the Company’s operating results and underlying operational trends.
Readers are cautioned that adjusted gross margin, adjusted gross margin percentage, adjusted operating expense, adjusted net loss, adjusted loss per share, adjusted research and development expense, adjusted selling, marketing and administrative expense, adjusted amortization expense, adjusted operating loss, adjusted EBITDA, adjusted operating loss margin percentage, adjusted EBITDA margin percentage and free cash flow (usage) and similar measures do not have any standardized meaning prescribed by U.S. GAAP and are therefore unlikely to be comparable to similarly titled measures reported by other companies. These non-GAAP financial measures should be considered in the context of the U.S. GAAP results.
Reconciliation of non-GAAP based measures with most directly comparable U.S. GAAP based measures for the three months ended August 31, 2022 and August 31, 2021
A reconciliation of the most directly comparable U.S. GAAP financial measures for the three months ended August 31, 2022 and August 31, 2021 to adjusted financial measures is reflected in the table below:

For the Three Months Ended (in millions)	August 31, 2022	August 31, 2021
Gross margin	$106	$112
Stock compensation expense	1	1
Adjusted gross margin	$107	$113

Gross margin %	63.1%	64.0%
Stock compensation expense	0.6%	0.6%
Adjusted gross margin %	63.7%	64.6%
Reconciliation of U.S. GAAP operating expense for the three months ended August 31, 2022 and August 31, 2021 to adjusted operating expense is reflected in the table below:

For the Three Months Ended (in millions)	August 31, 2022	August 31, 2021
Operating expense	$153	$253
Restructuring charges	3	—
Stock compensation expense	5	11
Debentures fair value adjustment	(10)	67
Acquired intangibles amortization	22	32
LLA impairment charge	4	—
Adjusted operating expense	$129	$143

Reconciliation of U.S. GAAP net loss and U.S. GAAP basic loss per share for the three months ended August 31, 2022 and August 31, 2021 to adjusted net loss and adjusted basic loss per share is reflected in the table below:

For the Three Months Ended (in millions, except per share amounts)	August 31, 2022		August 31, 2021
		Basic loss per share		Basic loss per share
Net loss	$(54)	$(0.09)	$(144)	$(0.25)
Restructuring charges	3		—
Stock compensation expense	6		12
Debentures fair value adjustment	(10)		67
Acquired intangibles amortization	22		32
LLA impairment charge	4		—
Adjusted net loss	$(29)	$(0.05)	$(33)	$(0.06)
Reconciliation of U.S. GAAP research and development, selling, marketing and administration, and amortization expense for the three months ended August 31, 2022 and August 31, 2021 to adjusted research and development, selling, marketing and administration, and amortization expense is reflected in the table below:

For the Three Months Ended (in millions)	August 31, 2022	August 31, 2021
Research and development	$54	$58
Stock compensation expense	2	2
Adjusted research and development	$52	$56

Selling, marketing and administration	$86	$83
Restructuring charges	3	—
Stock compensation expense	3	9
Adjusted selling, marketing and administration	$80	$74

Amortization	$25	$45
Acquired intangibles amortization	22	32
Adjusted amortization	$3	$13

Adjusted operating loss, adjusted EBITDA, adjusted operating loss margin percentage and adjusted EBITDA margin percentage for the three months ended August 31, 2022 and August 31, 2021 are reflected in the table below.

For the Three Months Ended (in millions)	August 31, 2022	August 31, 2021
Operating loss	$(47)	$(141)
Non-GAAP adjustments to operating loss
Restructuring charges	3	—
Stock compensation expense	6	12
Debentures fair value adjustment	(10)	67
Acquired intangibles amortization	22	32
LLA impairment charge	4	—
Total non-GAAP adjustments to operating loss	25	111
Adjusted operating loss	(22)	(30)
Amortization	28	48
Acquired intangibles amortization	(22)	(32)
Adjusted EBITDA	$(16)	$(14)

Revenue	$168	$175
Adjusted operating loss margin % (1)	(13%)	(17%)
Adjusted EBITDA margin % (2)	(10%)	(8%)
______________________________
(1) Adjusted operating loss margin % is calculated by dividing adjusted operating loss by revenue.
(2) Adjusted EBITDA margin % is calculated by dividing adjusted EBITDA by revenue.

Reconciliation of non-GAAP based measures with most directly comparable U.S. GAAP based measures for the six months ended August 31, 2022 and August 31, 2021
A reconciliation of the most directly comparable U.S. GAAP financial measures for the six months ended August 31, 2022 and August 31, 2021 to adjusted financial measures is reflected in the table below:

For the Six Months Ended (in millions)	August 31, 2022	August 31, 2021
Gross margin	$210	$226
Stock compensation expense	2	2
Adjusted gross margin	$212	$228

Gross margin %	62.5%	64.8%
Stock compensation expense	0.6%	0.5%
Adjusted gross margin %	63.1%	65.3%
Reconciliation of U.S. GAAP operating expense for the six months ended August 31, 2022 and August 31, 2021 to adjusted operating expense is reflected in the table below:

For the Six Months Ended (in millions)	August 31, 2022	August 31, 2021
Operating expense	$434	$425
Restructuring charges	4	—
Stock compensation expense	11	17
Debentures fair value adjustment	(56)	63
Acquired intangibles amortization	45	64
LLA impairment charge	4	—
Litigation settlement	165	—
Adjusted operating expense	$261	$281
Reconciliation of U.S. GAAP net loss and U.S. GAAP basic loss per share for the six months ended August 31, 2022 and August 31, 2021 to adjusted net loss and adjusted basic loss per share is reflected in the table below:

For the Six Months Ended (in millions, except per share amounts)	August 31, 2022		August 31, 2021
		Basic loss per share		Basic loss per share
Net loss	$(235)	$(0.41)	$(206)	$(0.36)
Restructuring charges	4		—
Stock compensation expense	13		19
Debentures fair value adjustment	(56)		63
Acquired intangibles amortization	45		64
LLA impairment charge	4		—
Litigation settlement	165		—
Adjusted net loss	$(60)	$(0.10)	$(60)	$(0.11)

Reconciliation of U.S. GAAP research and development, selling, marketing and administration, and amortization expense for the six months ended August 31, 2022 and August 31, 2021 to adjusted research and development, selling, marketing and administration, and amortization expense is reflected in the table below:

For the Six Months Ended (in millions)	August 31, 2022	August 31, 2021
Research and development	$107	$115
Stock compensation expense	4	4
Adjusted research and development	$103	$111

Selling, marketing and administration	$168	$156
Restructuring charges	4	—
Stock compensation expense	7	13
Adjusted selling, marketing and administration	$157	$143

Amortization	$52	$91
Acquired intangibles amortization	45	64
Adjusted amortization	$7	$27
Adjusted operating loss, adjusted EBITDA, adjusted operating loss margin percentage and adjusted EBITDA margin percentage for the six months ended August 31, 2022 and August 31, 2021 are reflected in the table below.

For the Six Months Ended (in millions)	August 31, 2022	August 31, 2021
Operating loss	$(224)	$(199)
Non-GAAP adjustments to operating loss
Restructuring charges	4	—
Stock compensation expense	13	19
Debentures fair value adjustment	(56)	63
Acquired intangibles amortization	45	64
LLA impairment charge	4	—
Litigation settlement	165	—
Total non-GAAP adjustments to operating loss	175	146
Adjusted operating loss	(49)	(53)
Amortization	57	97
Acquired intangibles amortization	(45)	(64)
Adjusted EBITDA	$(37)	$(20)

Revenue	$336	$349
Adjusted operating loss margin % (1)	(15%)	(15%)
Adjusted EBITDA margin % (2)	(11%)	(6%)
______________________________
(1) Adjusted operating loss margin % is calculated by dividing adjusted operating loss by revenue.
(2) Adjusted EBITDA margin % is calculated by dividing adjusted EBITDA by revenue.

The Company uses free cash flow (usage) when assessing its sources of liquidity, capital resources, and quality of earnings. The Company believes that free cash flow (usage) is helpful in understanding the Company’s capital requirements and provides an additional means to reflect the cash flow trends in the Company’s business. Reconciliation of U.S. GAAP net cash flow provided by (used in) operating activities for the three months ended August 31, 2022 and August 31, 2021 to free cash flow (usage) is reflected in the table below:

For the Three Months Ended (in millions)	August 31, 2022	August 31, 2021
Net cash provided by (used in) operating activities	$(23)	$12
Acquisition of property, plant and equipment	(3)	(2)
Free cash flow (usage)	$(26)	$10
Key Metrics
The Company regularly monitors a number of financial and operating metrics, including the following key metrics, in order to measure the Company’s current performance and estimated future performance. Readers are cautioned that annual recurring revenue (“ARR”), dollar-based net retention rate (“DBNRR”), Cybersecurity total contract value (“TCV”) billings, and recurring revenue percentage do not have any standardized meaning and are unlikely to be comparable to similarly titled measures reported by other companies.

For the Three Months Ended (in millions)	August 31, 2022
Cybersecurity Annual Recurring Revenue	$321
Cybersecurity Dollar-Based Net Retention Rate	85%
Cybersecurity Total Contract Value Billings	$102
Recurring Software Product Revenue	~ 80%